UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 9, 2015 (November 5, 2015)

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

8201 Corporate Drive, Suite 900
Landover, MD	20785
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On November 5, 2015, the University of Southern California, on behalf of its School of Social Work (“USC”), and 2U, Inc. (the “Company”), entered into an amendment (the “Amendment”) to the Master Services Agreement, dated April 12, 2010, between the Company and USC, as amended (the “MSA”). The MSA was previously filed by the Company as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on February 21, 2014.

The Amendment extended the initial terms to June 30, 2030, of the Addendum to the MSA, dated April 12, 2010, regarding the delivery of an online Master of Social Work degree program (the “Social Work Addendum”), and the Third Addendum to the MSA, dated December 12, 2014, regarding the delivery of an online Nurse Practitioner nursing degree program.

The Amendment also significantly reduced the exclusivity obligations contained in the MSA and the Social Work Addendum.  In exchange for the foregoing, the Company agreed to provide USC with fixed and contingent cash payments over a 24- to 48-month period, as well as a reduction in the Company’s revenue share percentage to be phased in over time.   All other terms remain consistent with the MSA.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed with the SEC as an exhibit to the Annual Report on Form 10-K to be filed by the Company for the year ending December 31, 2015.

Item 7.01              Regulation FD Disclosure

On November 9, 2015, the Company issued a press release announcing its contract extension with USC. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated November 9, 2015, “2U Announces 10-Year Contract Extension with USC School of Social Work.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/ Christopher Paucek
	Name:	Christopher Paucek
	Title:	Chief Executive Officer

Date: November 9, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated November 9, 2015, “2U Announces 10-Year Contract Extension with USC School of Social Work.”